As filed with the Securities and Exchange Commission on June 5, 2023

Securities Act File No. 333-
Investment Company Act file No. 811-22554

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

REGISTRATION STATEMENT

UNDER

☒	THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 14

Vertical Capital Income Fund

(Exact name of registrant as specified in its charter)

225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(631) 470-2719

(Address and telephone number, including area code, of principal executive offices)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

(Name and address of agent for service)

WITH COPIES TO:

JoAnn Strasser, Esq.

Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated June 5, 2023

PRELIMINARY PROSPECTUS

$500,000,000

Vertical Capital Income Fund

Common Shares
Preferred Shares
Subscription Rights
Debt Securities

Vertical Capital Income Fund (the “Fund”) is a diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” The Fund’s investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note and a security agreement in the form of a mortgage or deed of trust). These notes are typically sold individually or in groups or packages, all of which are difficult to value. The Fund acquires loans with varying terms and structures, levels of borrower equity and credit profiles. The Fund does not limit the allocation of Fund assets in performing loans along the dimensions of terms and structures, borrower equity, and credit profiles. Up to 10% of the loans the Fund acquires may be delinquent or in default at the time of acquisition. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. In addition, the Fund may invest up to approximately 10% of its assets in loans that are classified as “sub-prime” at the time of purchase by the Fund. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

Our shares of beneficial interest (the “shares”), preferred shares of beneficial interest (“preferred shares”), debt securities or subscription rights to purchase our securities (collectively, the “securities”) may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “VCIF.” As of June 2, 2023, the last reported sales price of our shares on the NYSE was $10.02 per share. The net asset value per share at May 31, 2023 (the last date prior to the date of this prospectus for which we reported net asset value) was $10.02.

Shares of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their net asset value (“NAV”). If our shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers of our securities.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any securities, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page 16 of this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read this prospectus and retain it for future reference. We file annual and semi-annual shareholder reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” To obtain this information free of charge or make other inquiries pertaining to us, please visit our website (www.vcif.us) or call 866-277-VCIF (8243) (toll-free). You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov). Information on our website and the SEC’s website is not incorporated into or a part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is          , 2023

******

We have not authorized any person to provide you with different information from that contained in or incorporated by reference in this prospectus. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition and results of operations may have changed since that date. We will notify security holders promptly of any material change to this prospectus during the period in which we are required to deliver the prospectus.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $500,000,000 of our securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

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PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any applicable prospectus supplement. Except where the context suggests otherwise, the terms:

●	The “Fund,” “we,” “us,” and “our” refer to Vertical Capital Income Fund, a Delaware statutory trust; and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

●	The “Adviser” refers to Oakline Advisors, LLC (the “Oakline” or “Adviser”); and is an SEC-registered investment adviser that specializes in the residential whole loan market.

●	The “Administrator” refers to Ultimus Fund Solutions, LLC (“UFS”); and UFS provides administration and fund accounting services to the Fund.

Vertical Capital Income Fund

Vertical Capital Income Fund was organized as a Delaware statutory trust on April 8, 2011 and is registered under the 1940 Act, as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek income. The Fund pursues its investment objective by investing primarily in individual interest income-producing debt securities secured by residential real estate (i.e., mortgage loans made to individual borrowers that are represented by a note and a security agreement in the form of a mortgage or deed of trust). The Fund does not primarily invest in pools of mortgage-related notes, but rather note-by-note. However, these notes are typically sold in groups or packages, which are difficult to value. Up to 10% of the loans in the group or package may be delinquent or in default. The Fund will not purchase loans that currently are in foreclosure; however, loans acquired by the Fund may go into foreclosure subsequent to acquisition by the Fund. The Fund will acquire loans of borrowers with varying credit histories and may invest up to approximately 10% of its assets in loans that were classified as “sub-prime” at the time of origination. The Fund invests without restriction as to the credit quality of the individual borrower or the maturity of individual notes. The Fund does not invest in foreign securities.

The Fund defines the individual borrowers issuing these types of mortgage-related notes as a type of industry. Therefore, the Fund concentrates investments in the mortgage-related industry because, under normal circumstances, it invests over 25% of its assets in mortgage-related securities. This policy is fundamental and may not be changed without shareholder approval.

The Adviser intends to primarily allocate the Fund’s assets among debt securities that, in the view of the Adviser, represent attractive income-producing investment opportunities. The Adviser primarily assembles a group of securities with similar borrower credit quality and residential collateral value issued by individual borrowers in the real estate sector and selects those securities expected to produce the highest level of income. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities represented by notes issued by individual borrowers. This policy is fundamental and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objective and Policies.” Secondarily, the Adviser considers potential for capital appreciation. The Adviser evaluates each individual borrower’s likelihood of default, the liquidation value of the residential real estate collateral held by the borrower and the expected income of the security to assess risk versus reward. The Adviser principally buys notes of any quality that are current on payments, or not seriously delinquent (commonly referred to as “performing”) provided they satisfy the Adviser’s underwriting standards and are judged to present reasonable credit risk. The Adviser then ranks securities by risk and reward and evaluates the potential economic correlation among borrowers in various geographic regions in the U.S. When constructing the Fund’s portfolio, the Adviser selects securities from residential real estate sectors and geographic regions that it believes will not be highly correlated to each other or to the equity or fixed income markets in general. Generally, the Adviser expects to purchase notes at a significant discount from their face value to increase yield and provide a cushion in the event of delinquency and default. The Fund may also borrow for temporary liquidity purposes and to facilitate note purchases. The Adviser sells a security if a target price is reached, a borrower’s fundamentals deteriorate, or a more attractive investment opportunity is identified.

Oakline Advisors, LLC

Oakline Advisors, LLC, the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is entitled to receive a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets, depending upon the net assets in the Fund. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, borrowing related fees, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, expenses deemed by the Fund’s Board as unusual non-recurring expenses, or extraordinary expenses such as litigation) to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets, at least through September 30, 2023 (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the month in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded or any then-current expense limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days written notice to the Adviser. See “Management” and “Recent Developments.”

Investment Strategy and Criteria Used in Selecting Investments

The Adviser selects securities by evaluating the borrower’s credit quality and the potential liquidation value of the residential real estate collateral securing the debt obligation. When evaluating credit quality, the Adviser uses a proprietary underwriting model that takes into account the following factors, but may also take into consideration others:

Residential Borrowers

●	Borrower payment history including delinquencies and defaults

●	Borrower credit report

●	Borrower credit score, such as a FICO® score

●	Security’s interest rate

●	Borrower total debt service load

●	Alternative sources of repayment such as liquid assets

●	Title search of property to assure clear title by borrower

When evaluating residential real estate collateral’s potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model takes into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property

Even though the Adviser re-evaluates each borrower’s ability to pay, it nonetheless anticipates a significant likelihood of default by borrowers because of difficult-to-predict economic events, such as job loss. The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that a borrower can resume payments on its note. The Adviser also may enter into an agreement with the borrower and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale). The Adviser may also foreclose upon the property and seek to recover via sale of the property.

The Adviser primarily selects securities with the highest expected income from a real estate sector peer group of borrowers with similar financial resources and/or credit quality and residential real estate collateral value relative to debt amount. Secondarily, the Adviser considers potential for capital appreciation. Generally, the Adviser expects to purchase notes at a significant discount from their face value to increase yield and provide a cushion to the effects of delinquency and default. The Fund may also borrow for temporary liquidity purposes and to facilitate note purchases. The Adviser anticipates using three primary methods of liquidating securities from the Fund:

●	Borrower sells the collateral and the note is then paid in full

●	Borrower refinances the note, and note is then paid in full

●	The Fund sells the note to another institution

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 10% and 15%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage or placement agent commissions and may generate short-term capital gains taxable as ordinary income. See “Tax Status” in the Fund’s Statement of Additional Information.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Portfolio Investments

Securities Secured by Real Estate

The Fund will invest primarily in securities secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

Certain Legal Aspects of Notes Secured by Real Estate

Each of the Fund’s mortgage-related notes will be secured by a deed of trust, mortgage, security agreement, or legal title. The deed of trust and mortgage are the most commonly used real property security devices. A deed of trust formally has three parties: (1) a debtor, referred to as the “trustor,” (2) a third party referred to as the “trustee” and (3) the lender/creditor, referred to as the “beneficiary.” The trustor irrevocably grants the property until the debt is paid, “in trust, with power of sale” to the trustee to secure payment of the obligation. The trustee’s authority is governed by law, the express provisions of the deed of trust and the directions of the beneficiary. The Fund will be the beneficiary under all deeds of trust securing Fund investments. In a mortgage note, there are only two parties, the mortgagor (commonly referred to as the borrower) and the mortgagee (commonly referred to as the investor). State law determines how a mortgage is foreclosed. The process usually requires a judicial process.

Foreclosure

Deed of Trust

Some states have a statute known as the “one form of action” rule, which requires the beneficiary of a deed of trust to exhaust the security under the deed of trust (i.e., foreclose on the property) before any personal action may be brought against the note-issuing borrower. There are two methods of foreclosing a deed of trust.

(1) Foreclosure of a deed of trust is accomplished in most cases by a non-judicial trustee’s sale under the power of sale provision in the deed of trust. Prior to such sale, the trustee must record a notice of default and send a copy to the trustor and to any person who has recorded a request for a copy of a notice of default, and to the successor in interest to the trustor and to the beneficiary of any junior deed of trust. The trustor or any person having a junior lien or encumbrance of record may, during a three month reinstatement period, cure the default by paying the entire amount of the debt then due, plus costs and expenses actually incurred in enforcing the obligation and statutorily limited attorneys’ and trustee’s fees. Thereafter, a notice of sale must be posted in a public place and published for a specified amount of time. A copy of the notice of sale must be posted on the property, and sent to the trustee, to each person who has requested a copy, to any successor in interest to the trustor and to the beneficiary of any junior deed of trust for a period of time before the sale. Generally, following the sale, neither the debtor/trustor nor a junior lien has any right of redemption, and the beneficiary may not obtain a deficiency judgment against the trustor.

(2) A judicial foreclosure (in which the beneficiary’s purpose is usually to obtain a deficiency judgment where otherwise unavailable) is subject to most of the delays and expenses of other lawsuits, sometimes requiring up to several years to complete.

Following a judicial foreclosure sale, the trustor or his or her successors in interest may redeem for a period of one year (or a period of only three months if the entire amount of the debt is bid at the foreclosure sale), and until the trustor redeems, a foreclosed junior lienholder may redeem during successive redemption periods of sixty (60) days following the previous redemption, but in no event later than one year after the judicial foreclosure sale. The Fund generally will not pursue a judicial foreclosure to obtain a deficiency judgment, except where, in the sole discretion of the Adviser, such a remedy is warranted in light of the time and expense involved.

Mortgage

Notes owned by the Fund secured by mortgages will be foreclosed in compliance with the laws of the state where the residential real property collateral is located. Foreclosure statutes vary from state to state. A mortgage is a legal document in which the owner uses the title to residential or commercial property as security for a loan described in a promissory note. The mortgage must be signed by the owner (borrower/mortgagor), acknowledged before a notary public, and recorded with the County Recorder or Recorder of Deeds. If the owner fails to make payments on the promissory note then the lender can foreclose on the mortgage to force a sale of the real property and receive the proceeds, or receive the property itself at a public sheriff’s sale. Generally, the foreclosure process varies somewhat from state to state, and depends primarily on whether the state uses mortgages or deeds of trust for the purchase of real property. Overall, states that use mortgages conduct judicial foreclosures; states that use deeds of trust conduct non-judicial foreclosures. The principal difference between the two is that the judicial procedure requires court action on a foreclosed home.

To foreclose in accordance with the judicial procedure, a lender must prove that the mortgagor (borrower/property owner) is in default. Once the lender has exhausted its attempts to resolve the default with the homeowner, the next step is to contact an attorney to pursue court action. The attorney contacts the mortgagor to try to resolve the default. If the mortgagor is unable to pay off the default, the attorney files a lis pendens (lawsuit pending) with the court. The lis pendens gives notice to the public that a pending action has been filed against the mortgagor. The purpose of the action is to provide evidence of a default and get the court’s approval to initiate foreclosure. Before the property is sold, the mortgagor must be noticed and offered an opportunity to pay all delinquent payments and costs of foreclosure to save the property. In some states the property can be redeemed by such payment even after foreclosure. When the mortgage is paid in full, the lender is required to execute a “satisfaction of mortgage” (sometimes called a “discharge of mortgage”) and record it to clear the title to the property.

Additional Information Regarding Foreclosures and Related Issues

Redemption

After a foreclosure sale pursuant to a mortgage, the borrower and foreclosed junior lien holders may have a statutory period in which to redeem the property from the foreclosure sale. Redemption may be limited to where the mortgagee receives payment of all or the entire principal balance of the loan, accrued interest and expenses of foreclosure. The statutory right of redemption diminishes the ability of the note holder to sell the foreclosed property. The right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the note holder subsequent to a foreclosure sale. One remedy the Fund may have is to avoid a post-sale redemption by waiving the Fund’s right to a deficiency judgment. Consequently, as noted above, the practical effect of the redemption right is often to force the note holder to retain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation

The Fund may acquire interests in mortgage notes which limit the Fund’s recourse to foreclosure upon the security property, with no recourse against the borrower’s other assets. Even if recourse is available pursuant to the terms of the mortgage note against the borrower’s assets in addition to the mortgaged property, the Fund may confront statutory prohibitions which impose prohibitions against or limitations on this recourse. For example, the right of the mortgagee to obtain a deficiency judgment against the borrower may be precluded following foreclosure. A deficiency judgment is a personal judgment against the former note-issuing borrower equal in most cases to the difference between the net amount realized upon the public sale of the security (the real estate) and the amount due to the note holder. Other statutes require the mortgagee to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full note before bringing a personal action against the borrower. The Fund may elect, or be deemed to have elected, between exercising the Fund’s remedies with respect to the security (the real estate) or the deficiency balance. The practical effect of this election requirement is that note holders will usually proceed first against the security (the real estate) rather than bringing personal action against the note-issuing borrower. Other statutory provisions limit any deficiency judgment against the former note-issuing borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale.

In some jurisdictions, the Fund can pursue a deficiency judgment against the note-issuing borrower or a guarantor if the value of the property securing the note is insufficient to pay back the debt owed to the Fund. In other jurisdictions, however, if the Fund desires to seek a judgment in court against the note-issuing borrower for the deficiency balance, the Fund may be required to seek judicial foreclosure and/or have other security from the note-issuing borrower. The Fund would expect this to be a more prolonged procedure, and is subject to most of the delays and expenses that affect other lawsuits.

Special Considerations in Connection with Junior Encumbrances

In addition to the general considerations concerning trust deeds discussed above, there are certain additional considerations applicable to second and more junior deeds of trust (“junior encumbrances”). By its very nature, a junior encumbrance is less secure than a more senior lien. If a senior lienholder forecloses on its note, unless the amount of the bid exceeds the senior encumbrances, the junior lienholder will receive nothing. Because of the limited notice and attention given to foreclosure sales, it is possible for a junior lienholder to be “sold out,” receiving nothing from the foreclosure sale. By virtue of anti-deficiency legislation, discussed above, a junior lienholder may be totally precluded from any further remedies.

Accordingly, a junior lienholder (such as the Fund in some cases) may find that the only method of protecting its security interest in the property is to take over all obligations of the trustor with respect to senior encumbrances while the junior lienholder commences its own foreclosure, making adequate arrangements either to (i) find a purchaser for the property at a price which will recoup the junior lienholder’s interest, or (ii) to pay off the senior encumbrances so that the junior lienholder’s encumbrance achieves first priority. Either alternative may require the Fund to make substantial cash expenditures to protect its interest.

The Fund may also acquire wrap-around mortgage notes (sometimes called “all-inclusive”), which are junior encumbrances to which all the considerations discussed above will apply. A wraparound note is created when the borrower desires to refinance his or her property but does not wish to retire the existing indebtedness for any reason, e.g., a favorable interest rate or a large prepayment penalty. A wrap-around note will have a principal amount equal to the outstanding principal balance of the existing secured obligations plus the amount actually to be advanced by the Fund. The note-issuing borrower will then make all payments directly to the Fund, and the Fund in turn will pay the holder of the senior encumbrance. The actual yield to the Fund under a wrap-around mortgage note will likely exceed the stated interest rate on the underlying senior obligation, since the full principal amount of the wrap-around note will not actually be advanced by the Fund. The law requires that the Fund will be notified when any senior lienholder initiates foreclosure.

If the borrower defaults solely upon his or her debt to the Fund while continuing to perform with regard to the senior lien, the Fund (as junior lienholder) will foreclose upon its security interest in the manner discussed above in connection with deeds of trust generally. Upon foreclosure by a junior lien, the property remains subject to all liens senior to the foreclosed lien. Thus, were the Fund to purchase the security property at its own foreclosure sale, it would acquire the property subject to all senior encumbrances. The standard form of deed of trust used by most institutional investors, like the one that will be used by the Fund, confers on the beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the deed of trust in such order as the beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the beneficiary under the underlying first deed of trust will have the prior right to collect any insurance proceeds payable under a hazards insurance policy and any award of damages in connection with the condemnation, and to apply the same to the indebtedness secured by the first deed of trust before any such proceeds are applied to repay the Fund’s note. The amount of such proceeds may be insufficient to pay the balance due to the Fund, while the note-issuing borrower may fail or refuse to make further payments on the damaged or condemned property, leaving the Fund with no feasible means to obtain payment of the balance due under its junior deed of trust. In addition, the note-issuing borrower may have a right to require the note buyer to allow the note-issuing borrower to use the proceeds of such insurance for restoration of the insured property.

Environmental

The Fund’s security property may be subject to potential environmental risks. Of particular concern may be those security properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related mortgage note. For this reason, the Fund may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner’s failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage note could be adversely affected by the existence of an environmental condition giving rise to a lien.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured investor. If an investor does become liable for cleanup costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the note-issuing borrower may be adversely affected by the limitations on recourse in the loan documents.

“Due-on-Sale” Clauses

The notes and deeds of trust held by the Fund, like those of many investors, contain “due-on-sale” clauses permitting the Fund to accelerate the maturity of a note if the note-issuing borrower sells, conveys or transfers all or any portion of the property, but may or may not contain “due-on-encumbrance” clauses which would permit the same action if the borrower further encumbers the property (i.e., executes further deeds of trust). The enforceability of these types of clauses has been the subject of several major court decisions and legislation in recent years.

(1) Due-on-Sale. Federal law now provides that, notwithstanding any contrary pre-existing state law, due-on-sale clauses contained in mortgage note documents are enforceable in accordance with their terms after October 15, 1985. On the other hand, acquisition of a property by the Fund by foreclosure on one of its notes may also constitute a “sale” of the property, and would entitle a senior lienholder to accelerate against the Fund. This would be likely to occur if then prevailing interest rates were substantially higher than the rate provided for under the accelerated note. In that event, the Fund may be compelled to sell or refinance the property within a short period of time, notwithstanding that it may not be an opportune time to do so.

(2) Due-on-Encumbrance. With respect to mortgage notes on residential property containing four or less units, federal law prohibits acceleration of the note merely by reason of the further encumbering of the property (e.g., execution of a junior deed of trust). This prohibition does not apply to mortgage notes on other types of property. Although many of the Fund’s junior lien mortgage notes will be on properties that qualify for the protection afforded by federal law, some notes will be secured by small apartment buildings or commercial properties. Junior lien mortgage notes held by the Fund may trigger acceleration of senior obligations on properties if the senior obligations contain due-on-encumbrance clauses, although both the number of such instances and the actual likelihood of acceleration is anticipated to be minor. Failure of a note-issuing borrower to pay off the senior obligation would be an event of default and subject the Fund (as junior lienholder) to the risks attendant thereto. It will not be customary practice of the Fund to invest in notes secured by non-residential property where the senior encumbrance contains a due-on-encumbrance clause.

Prepayment Charges

Some notes acquired by the Fund may provide for certain prepayment charges to be imposed on the note-issuing borrower in the event of certain early payments on the note. The Adviser reserves the right at its business judgment to waive collection of prepayment penalties. Typically, notes secured by mortgages or deeds of trust encumbering single family, owner-occupied, dwellings may be prepaid at any time, regardless of whether the note or deed of trust so provides, but prepayment made in any twelve (12) month period during the first five years of the term of the note which exceed twenty percent (20%) of the unpaid balance of the note may be subject to a prepayment charge. The law limits the prepayment charge on such notes to an amount equal to six months’ advance interest on the amount prepaid in excess of the permitted twenty percent (20%), or interest to maturity, whichever is less.

Bankruptcy Laws

If a borrower files for protection under the federal bankruptcy statutes, the Fund will be initially barred from taking any foreclosure action on its real property security by an “automatic stay order” that goes into effect upon the borrower’s filing of a bankruptcy petition. Thereafter, the Fund would be required to incur the time, delay and expense of filing a motion with the bankruptcy court for permission to foreclose on the real property security (“relief from the automatic stay order”). Such permission is granted only in limited circumstances. If permission is denied, the Fund will likely be unable to foreclose on its security for the duration of the bankruptcy, which could be a period of years. During such delay, the borrower may or may not be required to pay current interest on the note. The Fund would therefore lack the cash flow it anticipated from the note, and the total indebtedness secured by the security property would increase by the amount of the defaulted payments, perhaps reaching a total that would exceed the market value of the property.

In addition, bankruptcy courts have broad powers to permit a sale of the real property free of the Fund’s lien, to compel the Fund to accept an amount less than the balance due under the note and to permit the borrower to repay over a term which may be substantially longer than the original term of the note.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the borrower and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Non-Performing Notes Issued By Individual Borrowers Secured By Residential Real Estate

The Fund invests substantially all its assets in groups or packages of loans secured by real estate. However, the Adviser expects that up to approximately 10% of the loans in the group or package may be in default or considered by the Adviser to be non-performing. Non-performing notes are not current on payments and are considered by the Adviser to be seriously delinquent (at least 120 days overdue). In selecting these notes, the Adviser focuses on rehabilitating a borrower’s delinquency and resuming payments primarily by renegotiating note terms to lower interest and/or principal payments so that a borrower can resume payments on its note. The Adviser also gives greater weight to the liquidation value of residential real estate collateral than when selecting performing notes.

●	When evaluating a borrower’s ability to resume payments, the Adviser uses a proprietary underwriting model that takes into account the following factors, but may also take into consideration others:

●	Borrower payment history including delinquencies and defaults

●	Security’s interest rate and principal balance

●	Borrower total debt service load

●	Alternative sources of repayment such as liquid assets

●	Title search of property to assure clear title by borrower

When evaluating residential real estate collateral’s potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that takes into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property

Non-performing notes are subject to the investment risks associated with performing notes (See “Risk Factors” in the Fund’s Prospectus), but are especially sensitive to residential real estate collateral recovery values and are considered illiquid. Non-performing notes require a substantial amount of costly workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such a note. Even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such a note, replacement “take-out” financing will not be available. It is possible that the Adviser may find it necessary or desirable to foreclose, in spite of significant foreclosure costs and expenses that will be borne by the Fund.

Notes Issued By Commercial Real Estate-Related Issuers Secured By Commercial Real Estate

The Adviser may invest up to 10% of the Fund’s assets in notes secured by commercial real estate. The Adviser selects securities by evaluating the issuer’s credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer’s debt obligation. When evaluating credit quality the Adviser uses a proprietary underwriting model that takes into account the following factors, but may also take into consideration others:

Commercial Issuers

●	Issuer payment history including delinquencies and defaults

●	Issuer credit report

●	Security’s interest rate

●	Issuer total debt service load and total fixed costs

●	Tenant quality and lease roll-over

●	Local market competition

●	Projected vacancy rate

●	Title search of property to assure clear title by issuer

When evaluating residential real estate collateral’s potential liquidation value the Adviser uses a proprietary collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property

Even though the Adviser re-evaluates each issuer’s ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events. The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer can resume payments on its note. The Adviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale). The Adviser may also foreclose upon the property and seek to recover via sale of the property.

Operating and Regulatory Structure

Vertical Capital Income Fund was organized as a Delaware statutory trust on April 8, 2011 and is registered under the 1940 Act, as a diversified, closed-end management investment company. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended on September 30, 2012.

Our investment activities are managed by the Adviser and supervised by our board of directors. The Adviser manages our investments subject to the supervision of our Board of Trustees pursuant to an investment advisory agreement (the “Investment Advisory Agreement” or “Advisory Agreement”). Under the Investment Advisory Agreement, we have agreed to pay the Adviser a management fee at the annual rate of 1.25% of the Fund’s average daily net assets. See “The Adviser and the Administrator — Investment Advisory Agreement.”

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Recent Developments

On January 12, 2023, the Fund announced that it had entered into a definitive agreement (the “Transaction Agreement”) with Carlyle Global Credit Investment Management L.L.C. (“CGCIM”) pursuant to which, among other things, CGCIM would become the investment adviser to the Fund, subject to the terms and conditions set forth in the Transaction Agreement (the “Transaction”). Pursuant to the Transaction Agreement, the current investment advisory agreement between the Fund and Oakline would be terminated at or prior to the closing of the Transaction (the “Closing”). As a result, the shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and CGCIM and to approve certain other proposals upon which the Closing is conditioned. If the Transaction closes, among other things, (i) CGCIM would replace Oakline as the Fund’s new investment adviser; (ii) the Fund’s investment strategy would be changed to invest primarily in debt and equity tranches issued by collateralized loan obligations; and (iii) each of the Fund’s current trustees and officers would be replaced. Additionally, shareholders of the Fund would receive a special one-time payment of $10,000,000 from CGCIM (or one of its affiliates), or approximately $0.96 per share, and CGCIM (or one of its affiliates) would commence a tender offer following the Closing to purchase up to $25,000,000 of outstanding Fund shares at the then-current net asset value per share. CGCIM or one of its affiliates also will invest at least $15,000,000 into the Fund following the Closing through the purchase of newly issued Fund shares at a price equal to the greater of the then-current net asset value per share and the net asset value per share that represents the tender offer purchase price, and through acquiring shares in private purchases. The shareholder meeting is scheduled for June 15, 2023

In addition to shareholder approval of the proposals above, the Closing is conditioned upon the Fund selling existing investments with a gross asset value equal to at least 95% of the total gross asset value of such investments as of August 31, 2022, subject to certain exclusions, as well as certain other customary closing conditions, which may be waived by one or both parties as provided in the Transaction Agreement. Additionally, the Closing of the Transaction is conditioned on the receipt of all required regulatory approvals, along with the SEC Staff taking a no-action position under the provision of the Investment Company Act that governs affiliated joint transactions for the series of actions contemplated by the Transaction Agreement.

Upon closing of the Transaction, the Fund intends to file an amendment to this Registration Statement providing additional disclosure regarding, among other things, the Fund’s investment strategy and the new trustees and management.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. See “Risk Factors.”

Borrower Risk. A specific security can perform differently from the market as a whole for reasons related to the borrower, such as an individual’s economic situation. Compared to investment companies that focus only on securities issued by large capitalization companies, the Fund’s net asset value may be more volatile because it invests in notes of individuals. Individuals issuing notes secured by residential real estate are more likely to suffer sudden financial reversals such as (i) job loss, (ii) depletion of savings or (iii) loss of access to refinancing opportunities. Further, compared to securities issued by large companies, notes issued by individuals are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for losses.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The Fund’s investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks.

Credit Risk. Individual borrowers may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if a borrower’s financial condition deteriorates, which tends to increase the risk of default and decreases a note’s value. Weak or declining general economic conditions tend to increase default risk. Lower-quality notes, such as those considered “sub-prime” by the Adviser are more likely to default than those considered “prime” by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund’s claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates tend to increase the likelihood of borrower default.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund’s investments also are subject to liquidity risk because there is a limited secondary market for mortgage notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s borrowing costs, if any, will increase when interest rates rise.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security’s maturity may be longer or shorter than anticipated. When interest rates fall, obligations tend to be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields.

Real Estate Risk. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of residential real estate collateral is affected by:

(i)	changes in general economic and market conditions including changes in employment;

(ii)	changes in the value of real estate properties generally;

(iii)	local economic conditions, overbuilding and increased competition;

(iv)	increases in property taxes and operating expenses;

(v)	changes in zoning laws;

(vi)	casualty and condemnation losses including environment remediation costs;

(vii)	variations in rental income, neighborhood values or the appeal of property to tenants or potential buyers;

(viii)	the availability of financing;

(ix)	changes in interest rates and available borrowing leverage; and

(x)	natural disasters.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. If a servicer becomes insolvent or the Fund otherwise decides to move to a new servicer, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies would likely rise during a transition.

Our Corporate Information

Our offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and our telephone number is 631-470-2719.

FEES AND EXPENSES

Information about the Fund’s fees and expenses may be found in the “Fees and Expenses” sections of the Fund’s most recent Annual Report on Form N-CSR for the fiscal year ended September 30, 2022, filed with the SEC on December 13, 2022 and the Semi-Annual Report on Form N-CSRS for the period ended March 31, 2023, filed with the SEC on May 30, 2023 which are incorporated by reference herein.

FINANCIAL HIGHLIGHTS

Information about the Fund’s financial highlights may be found in the “Financial Highlights” sections of the Fund’s most recent Annual Report on Form N-CSR for the fiscal year ended September 30, 2022, filed with the SEC on December 13, 2022 and the Semi-Annual Report on Form N-CSRS for the period ended March 31, 2023, filed with the SEC on May 30, 2023, which are incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in or incorporated into this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance and the value of our securities. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected and the value of our securities may be impaired. In such case, the price of our securities could decline, and you may lose all or part of your investment. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Borrower Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The Fund’s performance may be more sensitive to regional economic occurrences than the value of shares of a fund that does not invest, in part, based on the recovery value of residential real estate collateral. The value of a borrower’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the borrower, such as financial leverage, job loss, or an individual’s other sources of revenue or repayment. Individuals may have short work histories, limited alternative employment opportunities and few resources. The risks associated with these investments are generally greater than those associated with investments in the securities of large established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of individual borrowers are more likely to experience sharper swings in market values and less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. Further, the notes of individual borrowers, in which the Fund invests, do not trade on an exchange and trade over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these notes over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Concentration Risk. Because the Fund will invest more than 25% of its assets in the mortgage-related industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry. The mortgage-related industry, as a whole, may be unstable if the price of real estate declines below a certain level or if the U.S. economy weakens below a certain level. Additionally, the Fund’s investments in mortgage-related industry securities may be more volatile than securities markets in general and may perform poorly even when securities markets, in general, are rising. The Fund’s investments may be concentrated in regions or states, which exposes the Fund to region- or state-specific economic risks such as higher unemployment rates, higher borrower default rates and declining property values.

Credit Risk. There is a risk that note-issuing borrowers will not make scheduled periodic interest and principal payments, resulting in losses to the Fund. Notes that pay interest periodically, but repay all principal at maturity are expected to have higher default rates. In addition, the credit quality of securities may decline if a borrower’s financial condition deteriorates. Lower credit quality may lead to greater volatility in the price of a note and in shares of the Fund. Lower quality notes, such as those considered sub-prime by the Adviser are more likely to default than those considered prime by the Adviser or a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for these notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which will delay resolution of security holder claims and may eliminate or materially reduce liquidity. Default, or the market’s perception that a borrower is likely to default, could reduce the value and liquidity of portfolio securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Lower quality notes offer the potential for higher return, but also involve greater risk than debt securities of higher quality, including an increased possibility that the borrower or guarantor, if any, may not be able to make its payments of interest and principal. If that happens, the value of the security will decrease and may become worthless. This will cause the Fund’s share price to decrease and its income will be reduced.

Defaulted Securities Risk. Defaulted securities lack liquidity and may have no secondary market for extended periods. Defaulted securities may have low recovery values and defaulting borrowers may seek bankruptcy protection which would delay resolution of the Fund’s claims. The Fund anticipates a significant likelihood of default by mortgage-related borrowers. Defaulted securities will not make scheduled interest or principal payments which will reduce the Fund’s returns and ability to make distributions. Defaulted securities may become worthless.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Rising interest rates tend to increase the likelihood of borrower default. These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by borrowing money to purchase additional securities causes the Fund to incur additional expenses and will magnify losses in the event of underperformance of the securities purchased with borrowed money.

Generally, the use of leverage also will cause the Fund to have higher expenses (mostly interest expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund’s investments are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of individuals that may have substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.

Management Risk. The net asset value of the Fund changes from time to time based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segments and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. The Fund’s borrowing costs, if any, will increase when interest rates rise.

Prepayment Risk. Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. Consequently, a security’s maturity may be longer or shorter than anticipated. When interest rates fall, obligations will be paid off more quickly than originally anticipated and the Fund may have to invest the prepaid proceeds in securities with lower yields. The yield realized on a security purchased at a premium will be lower than expected if prepayment occurs sooner than expected, as is often the case when interest rates fall. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher yields. The yield realized on a security purchased at a discount will be lower than expected if prepayment occurs later than expected, as is often the case when interest rates rise.

Real Estate Risk. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and other expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses, including environmental remediation costs; (vii) variations in neighborhood values or the appeal of property to potential buyers; (viii) the availability of financing; (ix) changes in interest rates and (x) natural disasters.

Servicer Risk. Because the Fund engages servicers to collect payments from borrowers, there is a risk that payments to the Fund will be delayed if a servicer fails to perform its functions or fails to perform them in a timely manner. A servicer may be inadequately staffed to efficiently process a higher than expected level of borrower defaults. Consequently, the Fund may experience unexpected delays in foreclosing on properties securing debts and recoveries to the Fund would likely be lower than expected. If a servicer becomes insolvent, the Fund will incur expenses in transferring servicing duties to a new servicer and borrower delinquencies and defaults would likely rise during a transfer to a new servicer. Loan servicing is subject to significant regulation and fines for violations of these regulations might be borne by the Fund because a loan servicer is an agent of the Fund.

The Adviser may invest up to 10% of the Fund’s assets in notes secured by commercial real estate. The Adviser selects securities by evaluating the issuer’s credit quality and the potential liquidation value of the commercial real estate collateral securing the issuer’s debt obligation. When evaluating credit quality the Adviser uses an underwriting model that takes into account the following factors, but may also take into consideration others:

Commercial Issuers

●	Issuer payment history including delinquencies and defaults

●	Issuer credit report

●	Security’s interest rate

●	Issuer total debt service load and total fixed costs

●	Tenant quality and lease roll-over

●	Local market competition

●	Projected vacancy rate

●	Title search of property to assure clear title by issuer When evaluating commercial real estate collateral’s potential liquidation value the Adviser uses a collateral valuation underwriting model that may take into account the following factors, but may also take into consideration others:

●	Current property value as established by an independent broker’s price opinion

●	State laws pertaining to mortgages in that domicile

●	Local real estate trends around the respective property

●	Potential environmental remediation costs at site

●	Estimated foreclosure value for the property Even though the Adviser re-evaluates each issuer’s ability to pay, it nonetheless anticipates a significant likelihood of default by issuers because of difficult-to-predict economic events. The Adviser expects to resolve or forestall defaults primarily by renegotiating note terms to lower interest and/or principal payments so that an issuer can resume payments on its note. The Adviser also may enter into an agreement with the issuer and a third party to sell the property to the third party for less than the principal balance on the note while forgiving any unpaid principal that remains after receiving the proceeds from the sale (commonly referred to as a short-sale). The Adviser may also foreclose upon the property and seek to recover via sale of the property.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of commercial real estate investments:

Development Issues. Certain commercial real estate issuers may engage in the development or construction of real estate properties. These issuers are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain commercial real estate issuers may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of commercial real estate issuers’ properties and the ability to repay their notes depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of commercial real estate issuers may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to repay their notes.

Financial Leverage. Commercial real estate issuers may be highly leveraged and financial covenants may affect the ability of these issuers to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a commercial real estate issuer may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such issuer and, as a result, the amount available to make interest or principal payments to the Fund could be reduced.

Current Conditions. The decline in the broader credit markets in recent years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding and commercial real estate market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult environment for owners of real estate in the near term and investors should be aware that the general risks of investing in securities secured by real estate may be magnified.

Recent instability in the United States, Europe and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to continue to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund’s investment opportunities.

USE OF PROCEEDS

Unless otherwise specified in the applicable prospectus supplement, we expect that the use of the proceeds from the sale of our securities pursuant to this prospectus will be invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt, which the Fund expects will be less than 30 days. The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, a portion of the Fund’s assets would earn interest income at a modest rate.

PRICE RANGE OF SHARES

Our shares began trading on May 29, 2019 and are currently traded on the NYSE under the symbol “VCIF.” The following table lists the high and low closing sale price for our shares, the high and low closing sale price as a percentage of NAV and distributions declared per share for each of the last two fiscal years and the whole quarter since the fiscal year ended September 30, 2022.

		Closing Sales Price		Premium (Discount) of High Sales Price	Premium (Discount) of Low Sales Price	Distributions
Period	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Declared(3)
Fiscal year ending September 30, 2021
First quarter	12.01	10.215	9.64	(14.90)%	(19.70)%	0.3950
Second quarter	11.70	10.49	9.84	(10.30)%	(15.90)%	0.2395
Third quarter	11.85	10.90	10.18	(8.00)%	(14.10)%	0.2360
Fourth quarter	11.69	10.84	10.28	(7.30)%	(12.10)%	0.2367

Fiscal year ending September 30, 2022(4)
First quarter	11.32	10.69	9.98	(5.60)%	(11.80)%	0.3381
Second quarter	10.97	10.33	9.77	(5.80)%	(10.90)%	0.2271
Third quarter	10.65	10.00	9.07	(6.10)%	(14.80)%	0.2194
Fourth quarter	10.17	9.75	8.90	(4.10)%	(12.50)%	0.2139

Fiscal year ending September 30, 2023(5)
First quarter	10.26	9.528	8.465	(7.10)%	(17.50)%	0.2068
Second quarter	10.15	10.10	8.61	(0.49)%	(15.17)%	0.2050
Third quarter
Fourth quarter

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our shares in the specified quarter. Tax characteristics of distributions will vary.
(4)	For the fiscal year ending September 30, 2022, distributions made by us were comprised, in part, of a return of capital, as calculated on a per share basis, of $0.088 per share.
(5)	For the fiscal quarter ending December 31, 2022, distributions made by us were comprised, in part, of an estimated return of capital, as calculated on a per share basis, of $0.1253 per share. For the fiscal quarter ending March 31, 2023, distributions made by us were comprised, in part, of an estimated return of capital, as calculated on a per share basis, of $0.0699 per share.

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of shares will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future. Our NAV per share was $10.02 as of May 31, 2023. The closing sales price for shares of our shares on the NYSE on May 31, 2023 was $9.99, which represented a 0.39% discount to NAV per share.

THE ADVISER AND THE ADMINISTRATOR

The Board of Trustees is responsible for the overall management and supervision of our business and affairs, including the appointment of the Fund’s investment adviser. Pursuant to the Investment Advisory Agreement, the Board of Trustees has appointed Oakline Advisors, LLC as the Fund’s investment adviser.

Investment Adviser

Oakline Advisors, LLC located at 5301 Alpha Road, Suite 80-222, Dallas, TX 75240, provides day to day management of the Fund’s investment portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) and earns a management fee at the annual rate of 1.25% of the Fund’s average daily net assets. The Adviser serves only the fund, managing approximately $109 million in assets as of March 31, 2023. See “Recent Developments.”

Portfolio Manager

Katherine Hawkins serves as Senior Vice President of the Adviser and the sole portfolio manager of the Fund. Ms. Hawkins has focused on providing assistance to the Fund’s portfolio and its acquisition and disposition strategies since Oakline Advisors, LLC was appointed as adviser to the Fund in 2015. Ms. Hawkins has been with the Adviser, and its predecessor Behringer Advisors, LLC, for approximately 15 years. Ms. Hawkins has approximately 15 years of experience as a buy and sell-side investment professional in the residential mortgage markets. Prior to working for the Adviser, Ms. Hawkins was responsible for product analysis/representation of a platform of multiple alternative investment strategies. She began her career with a Dallas investment bank developing a RMBS and whole loan trading desk which purchased over $5 billion in product during her tenure. She received a Bachelor of Science Degree in Political Science from Texas Woman’s University.

Ms. Hawkins is not compensated through a share of the profits, if any, of the Adviser. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of September 30, 2022, Ms. Hawkins owned no shares of the Fund.

As of September 30, 2022, Ms. Hawkins was responsible for the management no other accounts in addition to the Fund:

Investment Advisory Agreement

Services. Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees’ approval of renewal of the Fund’s Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated September 30, 2022.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Trustees who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our Board of Trustees or the affirmative vote of a majority of our outstanding voting securities without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 60 days’ written notice to us.

Indemnification and Limitation of Liability. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser. The Fund shall indemnify the Adviser, any director, manager, officer or employee of the Adviser, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which they sustain as a result of responding to regulatory inquiries, actions, suits, private suits and related court-authorized actions for all Fund-related activity that commenced prior to, or is related to actions prior to, the effective date of any Interim Investment Advisory Agreement between the Fund and the Adviser.

Management Fee. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a monthly management fee computed at the annual rate of 1.25% of the average daily net assets. During the fiscal years ended September 30, 2022, 2021 and 2020, the Adviser earned $1,433,885, $1,541,131 and $1,592,884, respectively, in advisory fees.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, borrowing related fees, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, expenses deemed by the Fund’s Board as unusual non-recurring expenses, or extraordinary expenses such as litigation) to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets, at least through September 30, 2023 (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser. After September 30, 2023, the Expense Limitation Agreement may expire or be renewed or modified to limit expenses to a level different at the Adviser’s and Board’s discretion.

During the fiscal year ended September 30, 2022 the Adviser waived advisory fees in the amount of $214,432. Expenses subject to recapture by the Adviser amounted to $847,207 of which $428,908 that will expire on September 30, 2023, and $203,867 that will expire on September 30, 2024, and $214,432 that will expire on September 30, 2025. During the fiscal years ended September 30, 2020 and September 30, 2021, the Adviser waived advisory fees of $428,908 and $203,867, respectively.

Administrator, Accounting Agent and Transfer Agent

Ultimus Fund Solutions, LLC (“UFS”), with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as Administrator and Accounting Agent. For the services rendered to the Fund by UFS, the Fund pays UFS the greater of an annual minimum fee or an asset based fee, which scales downward based on net assets, for fund administration and fund accounting services. For the fiscal period ended September 30, 2022, the Fund paid $137,427 and $43,806 for administration and fund accounting fees, respectively. For the fiscal period ended September 30, 2021, the Fund paid $146,323 and $51,186 for administration and fund accounting fees, respectively. For the fiscal period ended September 30, 2020, the Fund paid $141,719 and $51,038 for administration and fund accounting fees, respectively. American Stock Transfer & Trust Company (“AST”), with principal offices at 6201 15th Avenue, Brooklyn, New York 11219, serves as the Transfer Agent. For the services rendered to the Fund by AST, the Fund pays AST a base fee and certain volume-related fees. For the fiscal periods ended September 30, 2022, September 30, 2021, and September 30, 2020, the Fund paid AST $92,348, $81,595, and $75,731, respectively.

MANAGEMENT

The Board of Trustees (the “Board”) of the Fund has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals who are not “interested persons” (as defined under the 1940 Act) of the Fund; (“Independent Trustees” or “Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Chief Compliance Officer, and such other officers, including Vice Presidents, if any, as the Trustees from time to time may in their discretion elect. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Fund is led by Robert J. Boulware as Chairman of the Board. Mr. Boulware is considered a non-interested person Trustee because he is not an affiliated person of the Fund or the Adviser. The Board of Trustees is presently comprised of Mr. Boulware and three other Independent Trustees. The Independent Trustees have also selected Mr. Boulware as the Lead Independent Trustee. Under the Advisory Agreement and Governing Documents, the Chairman and President are responsible, generally, for (a) presiding at Board and shareholder meetings; (b) calling special meetings on an as-needed basis, and, more generally, in-practice; and (c) execution and administration of Fund policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes it best to have more than a single leader so as to be seen by shareholders, business partners and other stakeholders as providing strong leadership through a depth of leadership. The Fund believes that its Chairman, Lead Independent Trustee, Audit Committee Chair and President, together with the Audit Committee, Nominating Committee, Special Committee, and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and shareholders because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate. The Fund does not require Trustees to attend the annual meeting of shareholders and none attended the 2022 meeting.

Board Risk Oversight

The Board is presently comprised of four Independent Trustees with a standing independent Audit Committee with a separate chair. The Audit Committee is composed of only Independent Trustees. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. During the fiscal year ended September 30, 2022, the Board met four times.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of three of the current Independent Trustees, each of whom is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (“1940 Act”) and is independent pursuant to the NYSE listing standards. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditor’s and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee discussed the audited financial statements of the Fund with Fund management and recommended to the full Board the inclusion of the audited financial statements for the fiscal year ended September 30, 2022, in the Fund’s annual report to shareholders for the same period. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2022, the Audit Committee held two meetings, which were attended by all members. A copy of the Audit Committee Charter is available on the Fund’s website at www.vertical-incomefund.com.

Nominating Committee

The Board has a Nominating Committee formed in 2020 that consists of three Independent Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act and is independent pursuant to the NYSE listing standards. The Nominating Committee operates pursuant to a Nominating Committee Charter. The Nominating Committee is responsible for identifying, evaluating, and recommending qualified individuals as candidates for election or reelection to the Board. Nominees are evaluated based on the totality of their qualifications. Shareholders may nominate candidates if they provide the Fund’s Secretary a (i) a brief description of the qualifications of the proposed nominee, (ii) contact information for the proposed nominee, (iii) a representation that the shareholder is not aware of disqualifying conduct of the proposed nominee pursuant to Section 9 of the 1940 Act, and (iv) a representation that the proposed nominee is willing to complete a questionnaire and provide other information that the Committee may request. Non-shareholders are expected to follow a substantially similar process. During the fiscal year ended September 30, 2022, the Nominating Committee met once.

Special Committee

The Board has a Special Committee formed in 2020 that consists of three Independent Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act and is independent pursuant to the NYSE listing standards. The Special Committee operates pursuant to a Special Committee Charter. The Special Committee is responsible for reviewing and analyzing recommendations from shareholders, other investment funds, or other parties regarding Fund operations, and strategic alternatives (collectively, referred to as “Alternatives”) and making recommendations to the Board on the disposition of the Alternatives. During the fiscal year ended September 30, 2022, the Special Committee held one meeting.

Biographical Information about each Trustee

Biographical information about each Independent Trustee, including their respective occupations during the last five years, may be found in the “Board Leadership” section of the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on September 1, 2022, which is incorporated by reference herein.

Executive Officers

Information about each executive officer may be found in the “Officers” section of the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on September 1, 2022, which is incorporated by reference herein.

Trustee and Officer Ownership

The following table indicates the dollar range of equity securities that any Trustee or executive officer beneficially owned in the Fund as of December 31, 2022, based on net asset value per share.

Name of Trustee or Officer	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert J. Boulware*	Over $100,000	Over $100,000
Mark J. Schlafly	None	None
T. Neil Bathon	None	None
Jack L. Macdowell, Jr.	None	None
Michael D. Cohen**	$50,001 to $100,000	$50,001 to $100,000
Destiny Poninski	None	None
Jason Mattox	$10,001 to $50,000	$10,001 to $50,000
Emile Molineaux	None	None

*	Based upon voting and investment powers.
**	Deemed to be an indirect beneficial owner (voting and investment powers) of Fund shares through his spouse’s trust

Trustee Compensation

Information about trustee compensation may be found in the “Trustee Compensation” section of the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on September 1, 2022, which is incorporated by reference herein.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined monthly on the last business day of the month, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each share will be offered at net asset value plus the applicable sales load. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Adviser as the Board of Trustees’ valuation designee. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s portfolio managers as well as input from a pricing service.

The Adviser, as valuation designee, will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Adviser believes reflect most closely the value of such securities.

DIVIDEND REINVESTMENT POLICY

Information about the Fund’s dividend reinvestment plan may be found in the “Supplemental Information—Dividend Reinvestment Plan” sections of the Fund’s most recent Annual Report on Form N-CSR for the fiscal year ended September 30, 2022, filed with the SEC on December 13, 2022 and the Semi-Annual Report on Form N-CSRS for the period ended March 31, 2023, filed with the SEC on May 30, 2023 which are incorporated by reference herein.

CONFLICTS OF INTEREST

General

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

As of September 30, 2022, Ms. Hawkins, the Adviser’s Senior Vice President is the sole portfolio manager of the Fund. Ms. Hawkins is responsible for the management of the Fund’s investment portfolio. Ms. Hawkins is not compensated through a share of the profits, if any, of the Adviser. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of September 30, 2022, Ms. Hawkins owned no shares of the Fund.

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

Code of Ethics

Each of the Fund, the Adviser and the Trust’s Distributor (if any Distributor) has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. In addition, the Ethics Codes are incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and are available on the EDGAR Database on the SEC’s website at www.sec.gov.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to continue to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates continuing to meet these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses, monthly and no less frequently than annually. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly and net capital gain will be made at least annually. Both types of distributions will be in cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A sale of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the sale of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

All distributions of taxable net investment income and net capital gain must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on the sale of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our shares, preferred shares, subscription rights and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security being offered thereby.

The following are our authorized and outstanding classes of securities as of April 28, 2023:

Title of Class	Amount Authorized	Amount Held By Fund	Amount Outstanding
Shares of Beneficial Interest	99,502,488 shares*	None	10,381,847 shares

*	The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund, which would represent 99,502,488 shares assuming 10.05 NAV.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of the Delaware Statutory Trust Statute and our agreement and declaration of trust and by-laws. This summary is not necessarily complete, and we refer you to the Delaware Statutory Trust Statute, our agreement and declaration of trust and by-laws for a more detailed description of the provisions summarized below.

General

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 8, 2011. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund. The Fund holds annual meetings of its shareholders. As of April 28, 2023, 10,381,847 shares were outstanding, of which none were owned by the Fund.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value, as well as the other securities described in this Prospectus. Each share of beneficial interest of the Fund represents an equal proportionate interest in the assets of the Fund with each other share of beneficial interest in the Fund. Holders of shares of beneficial interest will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders of shares of beneficial interest after payment of Fund operating expenses including interest on outstanding borrowings, if any, monthly and no less frequently than annually. Dividends declared on shares may be automatically reinvested for shareholders that so elect in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole and partial share of beneficial interest shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares of beneficial interest as well as the other securities described in this Prospectus are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares of beneficial interest or other securities described in this Prospectus. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. AST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. A class of the Trustees is elected annually. There are three classes. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

DESCRIPTION OF OUR PREFERRED SHARES

In addition to shares, our Declaration of Trust authorizes the issuance of preferred shares. As of May 31, 2023, we did not have any preferred shares outstanding. If we offer preferred shares under this prospectus, we will provide an appropriate prospectus supplement. We may issue preferred shares from time to time in one or more classes or series, without shareholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our Declaration of Trust to set, subject to the express terms of any of our then outstanding classes or series of shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred shares. In particular, every share issued by the Fund must be voting shares and have equal voting rights with every other outstanding class of voting shares, except to the extent that the shares satisfies the requirements for being treated as a senior security, which requires, among other things, that:

●	immediately after issuance and before any distribution is made with respect to shares, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred shares, of at least 200%; and

●	the holders of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if and for so long as dividends on the preferred shares are unpaid in an amount equal to two full years of dividends on the preferred shares.

The features of the preferred shares are further limited by the requirements applicable to RICs under the Code.

For any class or series of preferred shares that we may issue, our Board will determine and the prospectus supplement relating to such class or series will describe:

●	the designation and number of shares of such class or series;

●	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

●	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such class or series;

●	any provisions relating to the redemption of the shares of such class or series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All preferred shares that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred shares will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the holders to purchase our securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each shareholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of shares at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our shares could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “ — Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We will file the indenture with the SEC. In addition, we will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture once available.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

●	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default (as defined in “Events of Default” below);

●	whether the series of debt securities is issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	whether the debt securities are secured and the terms of any security interest;

●	the listing, if any, on a securities exchange; and

●	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 300% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Risk Factors” in our annual, semi-annual and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “ — Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “ — Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices;

●	whether it imposes fees or charges;

●	how it would handle a request for the holders’ consent, if ever required;

●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●	an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;

●	an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

●	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

●	an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

●	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

●	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

●	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

●	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

●	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

●	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

●	we do not pay interest on a debt security of the series within 30 days of its due date;

●	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

●	we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

●	we voluntarily file for bankruptcy or consent to the commencement of certain other events of bankruptcy, insolvency or reorganization;

●	a court of competent jurisdiction enters an order or decree under bankruptcy law that is for relief against us in an involuntary case or proceeding, adjudges us bankrupt or insolvent or orders the winding up or liquidation of us and the continuance of any such decree or order remains undischarged or unstayed for a period of 90 days;

●	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

●	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

●	the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

●	in the payment of principal, any premium or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or sell substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

●	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

●	we must deliver certain certificates and documents to the trustee; and

●	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

●	reduce any amounts due on a debt security;

●	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

●	adversely affect any right of repayment at the holder’s option;

●	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

●	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if such covenant defeasance had not occurred;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain or there has been published an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion of our counsel confirming that there has been a change in current U.S. federal tax law or we obtain or there has been published an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if such defeasance had not occurred. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

The indenture and applicable prospectus supplement will identify the trustee with respect to any particular series of debt securities.

Certain Considerations Relating To Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

Unless otherwise indicated in the applicable prospectus supplement, the Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of our shares, preferred shares, subscription rights to purchase shares of our shares or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our shares, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our shares at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our shareholders, (3) the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our shares on NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our shares. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each series of securities will be a new issue with no trading market, other than our shares, which is traded on the NYSE. We may elect to list any other series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.

The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into Derivative Transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions” or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our shares at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our shares at a price below the then current NAV per share if our Board of Trustees determines that such sale is in our best interests and the best interests of our shareholders, and the holders of a majority of the holders of our shares, approves such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without shareholder approval.

As referred to above, the following investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares;

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act;

(4) Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry, except the mortgage-related industry, as defined in the Fund’s Prospectus. Under normal circumstances, the Fund will invest at least 25% of its net assets in mortgage-related securities. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities;

(5) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest;

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; and

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. However, the Fund does not anticipate investing in securities that will have shareholder voting by proxy or otherwise. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Fund or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-866-277-VCIF; and (2) on the U.S. Securities and Exchange Commission’s website at . In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-866-277-VCIF and will be sent within three business days of receipt of a request.

Privacy Notice

What does Vertical Capital Income Fund do with your personal information?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number	●	Purchase History

●	Assets	●	Account Balances

●	Retirement Assets
		●	Account Transactions
●	Transaction History

●	Checking Account Information	●	Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Fund share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

For any additional questions, call 1-866-277-VCIF.

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you:

●	open an account or deposit money

●	direct us to buy securities or direct us to sell your securities

●	seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	sharing for affiliates’ everyday business purposes - information about your creditworthiness.

●	affiliates from using your information to market to you.

●	sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions:

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●	Vertical Capital Income Fund has no affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●	Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●	Vertical Capital Income Fund does not jointly market.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of May 31, 2023 there were no persons known to the Fund with beneficial ownership of Fund shares that owned more than 25% of the voting securities of the Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. Based on SEC filings, the Fund is aware of shareholder groups that were the beneficial owner of more than 5% of the outstanding shares of the Fund.

As of the dates indicated below, the name, address and percentage of ownership of each entity or person that beneficially owns more than 5% of the outstanding shares of the Fund were as follows:

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
shares of beneficial interest	Almitas Capital LLC 1460 4th Street, Suite 300 Santa Monica, CA 90401(1)	546,229	5.26%
shares of beneficial interest	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402(2)	573,536	5.53%
shares of beneficial interest	Saba Capital Management, L.P. 405 Lexington Ave., 58th Floor New York, NY 10174(3)	844,031	8.13%
shares of beneficial interest	Bulldog Investors, LLC Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663(4)	848,687	8.18%
shares of beneficial interest	Relative Value Partners Group, LLC 1033 Skokie Blvd., Suite 470 Northbrook, Ill 60062(5)	1,709,363	16.47%

(1)	As per February 14, 2023, Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers.
(2)	As per February 14, 2023, Schedule 13G filing on EDGAR. Beneficial ownership described in filing is based on shared voting and investment powers.
(3)	As per February 14, 2023, Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on shared voting and investment powers of reporting persons: Saba Capital Management, L.P.; Saba Capital Management GP, LLC; and Boaz R. Weinstein.
(4)	As per January 30, 2023, Schedule 13D/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers of reporting persons: Bulldog Investors, LLC; Phillip Goldstein (individually and as a principal of Bulldog Investors, LLC); and Andrew Dakos (as a principal of Bulldog Investors, LLC).
(5)	As per January 23, 2023 Schedule 13D and February 14, 2022, Schedule 13D/A filing on EDGAR. Beneficial ownership described in filing is based on sole voting and investment powers.

As of May 31, 2023, the name, address and percentage of ownership of each entity or person that owns of record 5% or more of the outstanding shares of the Fund was as follows:

Title of class	Name of record owner	Amount of record ownership	Percent of class
shares of beneficial interest	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	2,972,364	28.6%
shares of beneficial interest	U.S. Bank National Association 1555 N. Rivercenter Dr. Suite 3020 Milwaukee, WI 53212	1,077,735	10.4%
shares of beneficial interest	Charles Schwab & Co., Inc. 2423 E. Lincoln Dr. Phoenix, AZ 85016	924,951	8.9%
shares of beneficial interest	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	916,914	8.8%
shares of beneficial interest	The Northern Trust Company 50 S LaSalle St. Chicago, IL 60603	621,455	6.0%
shares of beneficial interest	TD Prime Services LLC One Vanderbilt Ave. New York, NY 10017	616,554	5.9%

As of May 31, 2023 the Trustees and officers as a group owned less than 1.0% of the outstanding shares of the Fund.

None of the securities being registered hereunder will be offered for the account of shareholders.

BROKERAGE ALLOCATION

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager, who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser takes the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. During the fiscal year ended September 30, 2020, the fiscal year ended September 30, 2021, and the fiscal year ended September 30, 2022, the Fund paid no brokerage commissions.

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through a distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for the Fund by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A. serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 425 Walnut Street, Cincinnati, Ohio 45202.

Ultimus Fund Solutions, LLC (“UFS”) located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between UFS and the Fund.

American Stock Transfer & Trust Company (“AST”), with principal offices at 6201 15th Avenue, Brooklyn, New York 11219, serves as the Fund’s Transfer Agent pursuant to a transfer agency and registrar services agreement between AST and the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

We file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. This information is also available free of charge on our website (www.vcif.us) or by calling 866-277-VCIF (8243) (toll-free). Information on our website and the SEC’s website is not incorporated into or a part of this prospectus.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

●	Our Annual Report on Form N-CSR for the fiscal year ended September 30, 2022, filed with the SEC on December 13, 2022;

●	Our definitive proxy statement on Schedule 14A, filed with the SEC on September 1, 2022; and

●	Our current report on Form 8-K filed on January 13, 2023.

●	Our Semi-Annual Report on Form N-CSRS for the period ended March 31, 2023, filed with the SEC May 30, 2023;

The Company will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus or the accompanying prospectus supplement.

PART C – OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

Part A	The Financial Highlights of Vertical Capital Income Fund (the “Registrant”) for the fiscal periods ended September 30, 2022 and March 31, 2023 are included in the Annual Report on Form N-CSR, filed with the SEC on December 13, 2022 and the Semi-Annual Report on Form N-CSRS, filed with the SEC on May 30, 2023, respectively.

Part B	The Financial Statements and the notes thereto for the fiscal periods ended September 30, 2022 and March 31, 2023 are included in the Registrant’s Annual Report on Form N-CSR, filed electronically with the SEC on December 13, 2022 and the Semi-Annual Report on Form N-CSRS, filed with the SEC on May 30, 2023, respectively.

2. Exhibits

(2)(a)(1)	Agreement and Declaration of Trust [1]

(2)(a)(2)	Certificate of Trust [1]

(2)(b)	By-Laws [9]

(2)(c)	Voting Trust Agreements: None

(2)(d)(1)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article 12, “Meetings” of shareholders of the Registrant’s By-Laws.

(2)(d)(2)	Form of indenture between the Fund and the trustee *

(2)(d)(2)	Statement of Eligibility of Trustee on Form T-1 *

(2)(e)	Dividend reinvestment plan [8]

(2)(f)	Rights of subsidiaries long-term debt holders: Not applicable.

(2)(g)	Investment Advisory Agreement [8]

(2)(h)	Loan Agreement [7]

(2)(i)	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

(2)(j)(1)	Custody Agreement with U.S. Bank [7]

(2)(j)(2)	Custody Agreement with Community Banks of Colorado [9]

(2)(k)(1)	Fund Services Agreement (administration and accounting) [10]

(2)(k)(2)	Compliance Consulting Agreement [6]

(2)(k)(3)	Expense Limitation Agreement [9]

(2)(k)(4)	Security Servicing Agreement [4]

(2)(k)(5)	Transfer Agent Agreement [9]

(2)(l)(1)	Opinion of Counsel (filed herewith)

(2)(l)(2)	Consent of Counsel (included in the opinion filed as exhibit (2)(l)(1))

(2)(m)	Non-resident Trustee Consent to Service of Process: Not applicable

(2)(n)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(2)(o)	Omitted Financial Statements: None

(2)(p)	Initial Capital Agreement [2]

(2)(q)(1)	Code of Ethics-Fund [2]

(2)(q)(2)	Code of Ethics-Adviser (filed herewith)

(2)(r)(1)	Powers of Attorney [2]

(2)(r)(2)	Powers of Attorney [4]

(2)(s)	Calculation of Filing Fee Tables (filed herewith)

1	Previously filed on May 3, 2011, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
2	Previously filed on September 30, 2011, as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
3	Previously filed on January 22, 2014, as an exhibit to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
4	Previously filed on December 17, 2015, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
5	Previously filed on March 28, 2017, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
6	Previously filed on November 13, 2017, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
7	Previously filed on January 28, 2019, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
8	Previously filed on November 16, 2019, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
9	Previously filed on March 3, 2021, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
10	Previously filed on June 3, 2022, as an exhibit to the Registrant’s Semi-Annual Report on Form N-CSR, and hereby incorporated by reference.

*	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not Applicable.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of April 28, 2023:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	164

ITEM 30. INDEMNIFICATION

Reference is made to Article VIII Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), previously filed as Exhibit (a)(2) hereto; Section 8 of the Registrant’s Underwriting Agreement, previously filed as Exhibit (h)(1) hereto; and Section 4 of the Fund Services Agreement, previously filed as Exhibit (k)(1) hereto; Section 11 of Security Servicing Agreement, previously filed as Exhibit (k)(4) hereto; and Section 8 of the Compliance Consulting Agreement, filed previously filed as Exhibit (k)(2) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and agreements described above in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s Prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-80540), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Ultimus Fund Solutions, LLC, the Fund’s administrator and transfer agent, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The other required books and records are maintained by the Adviser at 5301 Alpha Road, Suite 80-222, Dallas, TX 75240.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1.	Not applicable.

2.	Not applicable.

3.	(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (ii) and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;

(b) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) To remove from registration by means of a post-effective amendment any of those securities being registered which remain unsold at the termination of the offering;

(d) That, for the purpose of determining liability under the Securities Act to any purchaser,

(i)	if the Registrant is relying on Rule 430B:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(ii)	that if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(iii)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	That for the purposes of determining any liability under the Securities Act:

(a) the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 5th day of June, 2023.

VERTICAL CAPITAL INCOME FUND

By:	Michael D. Cohen*
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

*		Trustee	June 5, 2023
Robert J. Boulware

*		Trustee	June 5, 2023
Mark J. Schlafly

*		Trustee	June 5, 2023
T. Neil Bathon*

/s/ Jack L. Macdowell, Jr.		Trustee	June 5, 2023
Jack L. Macdowell, Jr.

/s/ Destiny Poninski		Treasurer and Principal Financial Officer	June 5, 2023
Destiny Poninski

*		President and Principal Executive Officer	June 5, 2023
Michael D. Cohen

*By:	/s/ JoAnn M. Strasser
Attorney in Fact Pursuant to Powers of Attorney			June 5, 2023

Exhibit Index

(2)(l)(1)	Opinion of Counsel

(2)(n)	Consent of Independent Registered Public Accounting Firm

(2)(q)(2)	Code of Ethics-Adviser

(2)(s)	Calculation of Filing Fee Tables